Exhibit 10.1

SECOND AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of May 1, 2009, is among COMSTOCK RESOURCES, INC. (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, each as a "Lender"), and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the "Administrative Agent").

PRELIMINARY STATEMENT

A.           The Borrower, the Administrative Agent, the Lenders and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of December 15, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of April 30, 2008 (as so amended and as further amended, restated, modified or supplemented from time to time until the date hereof, the "Credit Agreement").

B.           Subject to the terms and conditions of this Amendment, the Lenders, the Administrative Agent, the Issuing Bank and the Borrower have agreed to enter into this Amendment in order to effectuate such amendments and modifications to the Credit Agreement and redetermine the Borrowing Base, all as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1.  Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2.  Amendment of Credit Agreement.

              (a)  Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of "Base Rate" to provide:

"Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the greatest of (a) the rate of interest most recently announced by Bank of Montreal at its Chicago, Illinois office as its base rate for dollar advances made in the United States, (b) the Federal Funds Rate most recently determined by the Administrative Agent plus ½% (0.5%) per annum and (c) the rate of interest per annum equal to the offered quotation appearing on Telerate Page 3750 at approximately 11:00 a.m. (London time) for a one-month interest period on such day (or if such day is not a Business Day, the immediately preceding Business Day) (or if such Telerate Page shall not be available, the rate per annum determined by the Administrative Agent by reference to the British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as set forth by any service which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) plus 1.5%.  The Base Rate is not necessarily intended to be the lowest rate of interest determined by Bank of Montreal or any Lender in connection with extensions of credit.  Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Base Rate.  The Administrative Agent will give notice to the Borrower of changes in the Base Rate promptly upon receipt of notice of any such change from Bank of Montreal."

              (b)  The pricing grid in the definition of "Base Rate Spread" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following table:

Percentage of Borrowing Base Usage	Base Rate Spread
> 90%	1.250%
>75% but <90%	1.000%
>50% but <75%	0.750%
<50%	0.500%

              (c) The pricing grid in the definition of "Commitment Fee Rate" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following table:

Percentage of Borrowing Base Usage	Commitment Fee Rate
> 90%	0. 500%
>75% but <90%	0. 500%
>50% but <75%	0. 500%
<50%	0.500%

              (d) The pricing grid in the definition of "LIBOR Spread" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following table:

2

Percentage of Borrowing Base Usage	LIBOR Spread
> 90%	2.750%
>75% but <90%	2.500%
>50% but <75%	2.250%
<50%	2.000%

Section 3.  Redetermination of Borrowing Base.

             (a)  The Borrowing Base shall be decreased from $590,000,000 to $550,000,000 from and after the Effective Date until the Borrowing Base shall be otherwise redetermined in accordance with the Credit Agreement.

             (b)    Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to clause (a) of this Section 3 constitutes the regularly scheduled Borrowing Base redetermination for Spring 2009 (and shall not constitute a discretionary redetermination of the Borrowing Base pursuant to Section 2.8 of the Credit Agreement).

Section 4.    Ratification.  The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents, and, in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations, after giving effect to this Amendment.

Section 5.  Effectiveness.  This Amendment shall become effective on the first date on which all of the conditions set forth in this Section 5 are satisfied:

          (a)    The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent and Lenders comprising at least the Majority Lenders; and

             (b)     The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower and the other Loan Parties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

3

Section 6.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 7.    Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to "this Amendment", "this Note", "this Mortgage", "hereunder", "hereof" or words of like import, referring to such Loan Document, and each reference in each other Loan Document to "the Credit Agreement", "the Notes", "the Mortgages", "thereunder", "thereof" or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.  Severability.  Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid.

Section 9.  Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the Borrower and their respective successors and assigns.

Section 10.   Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

Section 11.  Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 12.  Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to Second Amended and Restated Credit Agreement to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER:

COMSTOCK RESOURCES, INC.,
a Nevada corporation

By:  /s/ROLAND O. BURNS
Name: Roland O. Burns
Title: Senior Vice President

            ADMINISTRATIVE AGENT AND LENDERS:

            BANK OF MONTREAL, as Administrative Agent and a Lender

            By:  /s/JAMES V. DUCOTE
            Name: James V. Ducote
            Title: Director

            BMO CAPITAL MARKETS FINANCING, INC., as Lender

            By:  /s/JAMES V. DUCOTE
            Name: James V. Ducote
                                  Title: Director

S-1

            BANK OF AMERICA, N.A., as a Lender

            By:  /s/JEFFREY RATHKAMP
            Name: Jeffrey Rathkamp
            Title: Managing Director

            COMERICA BANK, as a Lender

            By:  /s/REBECCA L. WILSON
            Name: Rebecca L. Wilson
            Title:Assistant Vice President

            FORTIS CAPITAL CORP., as a Lender

            By:  /s/MICHELE JONES
            Name: Michele Jones
            Title: Director

            By:  /s/DARRELL HOLLEY
            Name: Darrell Holley
            Title: Managing Director

            UNION BANK OF CALIFORNIA, N.A.,
            as a Lender

            By:  /s/WHITNEY RANDOLPH
            Name: Whitney Randolph
            Title: Vice President

            BANK OF SCOTLAND, as a Lender

            By:  /s/
            Name:
            Title:

            CALYON NEW YORK BRANCH, as a Lender

            By:
            Name:
            Title:

            By:
            Name:
            Title:

            THE ROYAL BANK OF SCOTLAND plc,
            as a Lender

            By:
            Name:
            Title:

            THE BANK OF NOVA SCOTIA, as a Lender

            By:  /s/D.G. MILLS
            Name: D.G. Mills
            Title: Managing Director

            REGIONS BANK, successor by merger to
            AmSouth Bank, as a Lender

            By:  /s/W.A. PHILIPP
            Name: W.A. Philipp
            Title: Vice President

            COMPASS BANK, as a Lender

            By:   /s/DOROTHY MARCHAND
            Name: Dorothy Marchand
            Title: Senior Vice President

            CAPITAL ONE, NATIONAL ASSOCIATION,
            as a Lender

            By:  /s/NANCY M. MAK
            Name: Nancy M. Mak
            Title: Vice President

            NATIXIS, as a Lender

            By:  /s/DONOVAN C. BROUSSARD
            Name:Donovan C. Broussard
            Title: Managing Director

            By:  /s/LIANA TCHERNYSHEVA
            Name: Liana Tchernysheva
            Title: Director

            U.S. BANK NATIONAL ASSOCIATION,
            as a Lender

            By:  /s/DARIA MAHONEY
            Name: Daria Mahoney
            Title: Vice President

            KEYBANK NATIONAL ASSOCIATION,
            as a Lender

            By:  /s/TODD COKER
            Name: Todd Coker
            Title:Assistant Vice President

            JPMORGAN CHASE BANK, N.A.,
            as a Lender

            By:  /s/ELIZABETH K. JOHNSON
            Name: Elizabeth K. Johnson
            Title: Vice President

            SUNTRUST BANK,
            as a Lender

            By:  /s/YANN PIRIO
            Name: Yann Pirio
            Title: Director

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 1, 2009 (the "Amendment"), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party and affirms that the terms of its respective Guaranty guarantees, and will continue to guarantee, the Obligations, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

            COMSTOCK OIL & GAS HOLDINGS, INC.
            COMSTOCK OIL & GAS - LOUISIANA, LLC
            COMSTOCK OFFSHORE, LLC
            COMSTOCK OIL & GAS GP, LLC,
                  By Comstock Resources, Inc., its sole member
            COMSTOCK OIL & GAS, LP,

                  By Comstock Oil & Gas GP, LLC,
                  its general partner,

                  By Comstock Resources, Inc., its sole member

            By:  /s/ROLAND O. BURNS
            Name: Roland O. Burns
            Title: Senior Vice President

            COMSTOCK OIL & GAS INVESTMENTS, LLC

            By:  /s/ROLAND O. BURNS
            Name: Roland O. Burns
            Title: Manager